United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 15, 2017
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 15, 2017, Realty Income Corporation (the “Company”) closed its offering of $300,000,000 aggregate principal amount of its 4.650% Notes due 2047 and $400,000,000 aggregate principal amount of its 4.125% Notes due 2026 pursuant to a purchase agreement dated March 8, 2017 entered into by and between the Company and Citigroup Global Markets Inc., Barclays Capital Inc., BNY Mellon Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1

Indenture dated as of October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (filed as exhibit 4.1 to the Company’s Form 8-K, filed on October 28, 1998 and dated October 27, 1998 and incorporated herein by reference).

4.2	Form of 4.650% Note due 2047.

4.3	Form of 4.125% Note due 2026.

4.4

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, establishing a series of securities entitled “4.650% Notes due 2047” and re-opening a series of securities entitled “4.125% Notes due 2026.”

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2017	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER

Michael R. Pfeiffer

Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Indenture dated as of October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (filed as exhibit 4.1 to the Company’s Form 8-K, filed on October 28, 1998 and dated October 27, 1998 and incorporated herein by reference).

4.2	Form of 4.650% Note due 2047.

4.3	Form of 4.125% Note due 2026.

4.4

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, establishing a series of securities entitled “4.650% Notes due 2047” and re-opening a series of securities entitled “4.125% Notes due 2026.”

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).